EXHIBIT 10.23



                                  VIADOR, INC.
                         CONVERTIBLE PROMISSORY NOTE AND
                           WARRANT PURCHASE AGREEMENT

THIS CONVERTIBLE PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT, is made and entered into as of the 6th day of July, 2001, between Viador Inc., a Delaware corporation (the "Company"), and the persons set forth on Schedule A hereto
                  -------                                 ----------
(each a "Lender," and collectively, the "Lenders").
                                         -------

                                    RECITALS

A. The Lenders desire to lend to the Company, and the Company desires to borrow from the Lenders, the amount of Five Hundred Thousand Dollars ($500,000) (the "Loan"). The Loan will be evidenced by a series of convertible promissory notes,
 ----
a form of which is attached hereto as Exhibit A, (each a "Note," and
                                      ---------           ----
collectively, the "Notes"). Pursuant to the terms and conditions set forth
                   -----
therein, each Note will, at the option of the Lender, be converted into shares of the Company's common stock, par value $0.001 per share (referred to herein as the "Common Stock"). The Notes are being issued by the Company to the Lenders as
     ------------
a bridge to the Company's next private financing.

B. In connection with the Loan the Company has also agreed to issue warrants to purchase additional shares of Common Stock, pursuant to Section 2 hereof.

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Lenders agree as follows:

1. Agreement to Lend, Issuance of the Notes. Subject to the terms and conditions
   ----------------------------------------
hereof, (a) each Lender covenants and agrees to purchase from the Company and the Company agrees to sell to each Lender a Note in a principal amount equal to the amount set forth opposite such Lender's name in the column titled Note Amount on Schedule A hereto (for each Lender, its "Note Amount").
                                                   -----------

2. Note Conversion. Subject to the terms and conditions set forth in the Notes,
   ---------------
each Lender shall have the option to convert any or all outstanding principal amount of its Note and the unpaid interest accrued thereon into the Common Stock or into equity securities of the Company issued to a third party or third parties in one or more bona fide, arms-length transactions for the purpose of raising capital during the term of the Notes.

3. The Warrants. In connection with the purchase and sale of the Notes, the
   ------------
Company has also authorized the issuance and sale to the Lenders of warrants to purchase One Million Two Hundred Fifty Thousand (1,250,000) shares of Common Stock (each, a "Warrant," and collectively, the "Warrants") at an exercise price
                -------                          --------
of $0.40. The Warrants shall be substantially in the form set forth in Exhibit B
                                                                       ---------
attached hereto. After consideration of all relevant factors, the Company and each Lender hereby agree that, solely for purposes of IRC Treasury Regulations
Section 1.1273-2(h), the amount of such Lender's investment allocable to such Lender's Warrant is less than the product of (a) .0025, (b) the number of full years to maturity of such Lender's Note, and (c) the stated principal amount of such Lender's Note.

4. Limit on Number of Shares Issuable. In no event shall any Lender be entitled
   ----------------------------------
to convert its Notes into or exercise its Warrant into a total number of shares of voting stock of Company that exceeds that number of shares which is equal to 19.9% of the Company's total issued and outstanding shares of voting stock as of the date of such conversion, less such number of shares of voting stock (if any) that are then held by any Lender or any other holder of a Note or Warrant (a "Holder") and that were (a) purchased by a Lender or a Holder from any officers,
 ------
directors or substantial shareholders (as defined by the National Association of Securities Dealers ("NASD")) of Company, or (b) acquired by a Lender or a Holder upon exercise of any Note or Warrant, including any shares with respect to which a Lender or any Holder has exercised any Warrant or converted any Note, but which have not yet been delivered to such Lender or such Holder, or (c) otherwise acquired (or other securities convertible into voting stock of the Company otherwise acquired) by a Lender or a Holder from the Company, or any officers, directors or substantial shareholders (as defined by the NASD) of Company, in connection with the transactions represented by the Notes, Warrants or Purchase Agreement.

5. Closing. The closing of the transactions contemplated by Sections 1 and 2 of
   -------
this Agreement (the "Closing") shall take place at the offices of Brobeck,
                     -------
Phleger & Harrison LLP, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California 94303, at 4:00 P.M. California time, on the date hereof (the "Closing
                                                                         -------
Date") or at such other place or different time or day as may be mutually
----
acceptable to a majority in interest of the Lenders and the Company. At the Closing, the Company will deliver to each Lender (i) a Note dated as of the Closing Date, in substantially the form set forth in Exhibit A, in the Lender's
                                                     ---------
Note Amount and (ii) a Warrant dated as of the Closing Date, in substantially the form set forth in Exhibit B, against payment to the Company by such Lender,
                      ---------
by wire transfer, of such Lender's Note Amount.

6.       Representations and Warranties of the Company.  The Company hereby
         ---------------------------------------------
represents and warrants to the Lenders that:

6.1 Organization, Good Standing and Qualification. The Company is a corporation
    ---------------------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business.

6.2 Authorization. All corporate action on the part of the Company, its
    -------------
officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Notes and the Warrants (collectively, the "Loan Agreements"), the performance of all obligations of the Company hereunder
 ---------------
and thereunder, the authorization, issuance and delivery of the Notes and the Warrants, being sold hereunder, and the authorization and issuance (or reservation for issuance) of the Common Stock issuable upon exercise of the Warrants and upon conversion of the Notes has been taken or will be taken prior to the Closing. The Loan Agreements constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

6.3 Valid Issuance. The Notes and the Warrants, when issued, sold and delivered
    --------------
in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued and, based in part upon the representations of the Lenders (and any assignee of any Note or Warrant) contained in this Agreement, the offer, issue and sale of the Notes and Warrants are exempt from the registration and prospectus requirements of the Securities Act of 1933 as amended (the "1933 Act") and have been registered or qualified (or are exempt
              --------
from registration or, qualification) under the registration, permit or qualification requirements of California Corporate Securities Law of 1968, as amended.

6.4 Governmental Consents. No consent, approval, qualification, order or
    ---------------------
authorization of, or filing with, any local, state, or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery, or performance of this Agreement, or the offer, sale or issuance of the Notes and the Warrants by the Company, except such filings as have been made prior to the Closing, any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the 1933 Act, or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor, and any filings required in connection with the perfection of any security interests.

7.       Registration, Transfer and Exchange of Notes and Warrants.
         ---------------------------------------------------------

7.1 Register. The Company shall keep, at its sole cost and expense, books for
    --------
the registration of the Notes as to both principal and interest, and the registration of any transfer of the Notes and Warrants (the "Register"). Included in the Register shall be notations as to whether Notes have been converted, accelerated or prepaid or otherwise paid or cancelled, and, in the case of mutilated, destroyed, lost or stolen Notes or Warrants, whether such Notes or Warrants have been replaced. The failure of the Company to make a notation in the Register shall in no way affect the validity of any sale, transfer or assignment of a Note or Warrants made in compliance with this Agreement.

7.2 Transfer. Each Lender shall, upon compliance with the conditions to transfer
    --------
set forth in this Agreement and the Loan Agreements, be entitled, to transfer its Note or Warrant in any manner permitted by applicable law and to the registration of such transfer by the Company in the name of such transferee or transferees as shall be specified by the relevant Lender. In connection with any such transfer and at all other times hereunder, such Lender shall be entitled to surrender its Note or Warrant to the Company together with a written request for the issuance of one or more new Notes or Warrants, specifying the denomination or denominations thereof and, in the case of a transfer of a Note or Warrants, the name and address of the new transferee or transferees. Promptly thereafter, the Company shall issue a new Note or Warrant in the same form, in the same aggregate principal amount as the Note or Warrant being surrendered, registered in the name specified in the written request from such Lender. Each Note or Warrant presented or surrendered for reissuance and registration of a new Note or Warrant shall be endorsed, or, in the case of a transfer of a Note or Warrants, shall be accompanied by a duly executed written instrument of transfer in form satisfactory to the Company.

7.3 Reliance on Register. Any notations made by the Company in the Register
    --------------------
pursuant to the terms of this Section shall, in the absence of manifest error, be conclusive evidence as among the parties hereto of the matter described in such notation, and the Company shall be entitled to rely on any information contained in the Register. The Company may treat the person in whose name any Note or Warrant is registered on the Register as the absolute owner of such Note or Warrant for all purposes, and all payments in respect of the Notes or Warrants made to any such person or upon such person's order shall satisfy and discharge the liability of the Company on such Note or Warrant to the extent of the sum or sums so paid.

7.4 Mutilated, Destroyed, Lost or Stolen Notes. In case any Note or Warrant
    ------------------------------------------
shall become mutilated or defaced, or be destroyed, lost or stolen, the Company shall execute and deliver a new Note or Warrant of like principal amount in exchange and substitution for the mutilated or defaced Note or Warrant, or in lieu of and in substitution for the destroyed, lost or stolen Note or Warrant. In the case of a mutilated or defaced Note or Warrant, the relevant Lender shall surrender such Note or Warrant to the Company. In the case of any destroyed, lost or stolen Note or Warrant, such Lender shall furnish to the Company (i) evidence to the Company's satisfaction of the destruction, loss or theft of such Note or Warrant, and (ii) such security or indemnity as may be reasonably required by the Company to hold the Company harmless.

8.       Representations and Warranties of Lender.  Each Lender, severally and
         ----------------------------------------
not jointly, hereby represents and warrants to the Company, with respect to the Note and Warrant purchased by such Lender and the Common Stock issuable in connection therewith, that:

8.1 Purchase Entirely for Own Account. This Agreement is made with Lender in
    ---------------------------------
reliance upon Lender's representation to the Company, which by Lender's execution of this Agreement, Lender hereby confirms, that the Note, the Warrant, the shares of Common Stock issuable upon conversion of the Note and the shares of Common Stock issuable upon exercise of the Warrant (collectively, the "Securities") to be received by Lender will be acquired for investment for
 ----------
Lender's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Lender further represents that Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Securities. Lender represents that it has full power and authority to enter into this Agreement, the Note and the Warrant. Lender represents that it is a resident of, or has its principal place of business in, the state indicated in its address set forth on the signature page hereto.

8.2 Accredited Investor; Disclosure of Information. Lender is an "accredited
    ----------------------------------------------
investor" within the meaning of Rule 501 of Regulation D of the 1933 Act, as
--------
presently in effect. Lender has received sufficient information concerning the Company to enable it to evaluate an investment in the Company. Lender has had an opportunity to ask questions concerning the Company and the transactions contemplated hereby.

8.3 Restricted Securities. Lender understands that the Securities are
    ---------------------
characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act, only in certain limited circumstances. In this connection, Lender represents that it is familiar with Rule 144 promulgated under the 1933 Act, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

9.       State Securities Laws.
         ---------------------

9.1 California. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS
    ----------
AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

10.        Further Limitations on Disposition.
           ----------------------------------

10.1 Without in any way limiting the representations set forth above, each Lender further agrees not to make any disposition of all or any portion of the Securities unless and until each of the following have been satisfied:

10.2 There is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement, or (i) such Lender shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, such Lender shall have furnished the Company with an opinion of counsel, satisfactory to the Company, that such disposition will not require registration of such Securities under the 1933 Act.

10.3 If such transfer is not being made pursuant to Rule 144 or a registration statement under the 1933 Act, the transferee shall have agreed in writing, for the benefit of the Company, to be bound by this Section 10, provided and to the extent this Section 10 is then applicable.

10.4     Each Security may bear one or all of the following legends:

(a) "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THIS SECURITY UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

(b) Any legend required by the laws of the State of California or required by applicable corporations or securities laws of any other state.

11.        Conditions of Lender's Obligations.  The obligations of each Lender
           ----------------------------------
 under this Agreement are subject to the fulfillment before the Closing, of each of the following conditions:

11.1 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

11.2 Qualification Under State Securities Laws. All registrations, qualifications, permits and approvals required under applicable state securities laws for the lawful execution and delivery of this agreement and the offer, sale, issuance and delivery to Lender of the Note and Warrant shall have been obtained.

11.3 Proceedings and Documents. All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, agreements, instruments and documents mentioned herein or incident to any such transaction shall be in form and substance reasonably satisfactory to legal counsel for Lender.

12.        Conditions of the Company's Obligations.  The obligations of the
           ---------------------------------------
Company to each and every Lender under this Agreement are subject to the fulfillment on or before the Closing, of each of the following conditions by each such Lender:

12.1     Payment of Purchase Price.  Each Lender shall have delivered to the
         -------------------------
Company such Lender's Note Amount on or before the Closing.

12.2 Qualification Under State Securities Laws. All registrations,
     -----------------------------------------
qualifications, permits and approvals required under applicable state securities laws for the lawful execution and delivery of this agreement and the offer, sale, issuance and delivery to Lender of the Note and the Warrant shall have been obtained.

13.        Miscellaneous.
           -------------

13.1 Obligations Several. The obligations of each Lender under the Loan
     -------------------
Documents are several. The failure of any Lender to carry out its obligations hereunder or thereunder shall not relieve any other Lender of any obligation thereunder, nor shall any Lender be responsible for the obligations of, or any action taken or omitted by, any other person hereunder or thereunder. Nothing contained in any Loan Document shall be deemed to cause any Lender to be considered a partner of or joint venturer with any other Lender, or the Company.

13.2 Sharing. The Company and the Lenders agree that all payments on account of
     -------
the Notes shall be made ratably among the Lenders in accordance with the proportion such Lender's outstanding Note bears to the aggregate amount of all Notes outstanding. The Company agrees that it shall not, without the prior consent of Lenders holding a majority of the Notes by outstanding principal amount (the "Majority Lenders"), amend the provisions of any Note so as to: (i) increase the rate of interest payable on such Note, (ii) reduce the Maturity Date (as defined in the Notes) or (iii) reduce the conversion price for any Note. The Lenders further agree that notwithstanding the date or time of attachment or perfection of any Lender's security interest in any collateral for the Loan Documents, the security interests of the Lenders in all assets and property of Company pursuant to the Notes shall rank pari passu in terms of priority with respect to Lenders only, and not any other creditor of the Company.

13.3 Successors and Assigns. Except as otherwise provided herein, the terms and
     ----------------------
conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

13.4     Governing Law.  The construction, validity and interpretation of this
         -------------
Agreement shall be governed by the laws of the State of California, without regard to principles of conflicts or choice of law.

13.5 Counterparts. This Agreement may be executed in two or more counterparts,
     ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.6 Finder's Fee. Each party represents that it neither is nor will be
     ------------
obligated for any finder's fee or commission in connection with the transactions contemplated by this Agreement. Each Lender agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which such Lender or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and to hold harmless each Lender from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees, or representatives is responsible.

13.7 Expenses. Irrespective of whether the Closing is effected, the Company and
     --------
each Lender shall pay their own costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement.

13.8 Amendments and Waivers. Any term of this Agreement may be amended and the
     ----------------------
observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and a Majority Lenders. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

13.9 Severability. If one or more provisions of this Agreement are held to be
     ------------
unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                                * * * * *

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:                       VIADOR INC.



                       By:
                            --------------------------------------------------
                                            Alice Pilch,
                                       Chief Financial Officer

                              Address:  2000 Charleston Rd., Suite 1000
                                       Mountain View, CA 94043

























       (Signature page to Convertible Note and Warrant Purchase Agreement)

LENDERS:



                      By:
                            ---------------------------------------------------

                      Name:
                            ---------------------------------------------------

                      Title:
                            ---------------------------------------------------

                      Address:




                      By:
                            ---------------------------------------------------

                      Name:
                            ---------------------------------------------------

                      Title:
                            ---------------------------------------------------

                      Address:




                      By:
                            ---------------------------------------------------

                      Name:
                            ---------------------------------------------------

                      Title:
                            ---------------------------------------------------

                      Address:





       (Signature page to Convertible Note and Warrant Purchase Agreement)

                                   SCHEDULE A
                                   ----------

Name of Lender                                       Commitment Amount


Zhihan Wang                                              $300,000
Dick Warmington                                          $100,000
Kin Lui                                                  $100,000
                                                         --------

TOTAL                                                    $500,000
                                                         ========

                                    EXHIBIT A
                                    ---------

                   FORM OF CONVERTIBLE SECURED PROMISSORY NOTE

                                                                   EXHIBIT 10.__


                                    EXHIBIT B
                                    ---------

                                 FORM OF WARRANT